Latin America
                          Smaller Companies Fund, Inc.


                                October 31, 1998
                                 Annual Report

              American Express Asset Management International Inc.
                               Regulated by IMRO

                   Affiliated Offices in London, Minneapolis
                          Hong Kong, Singapore, Tokyo

Latin America Smaller Companies Fund, Inc.

From the Portfolio Manager                                            1
Portfolio Highlights                                                  3
Portfolio of Investments                                              4
Statement of Assets and Liabilities                                   6
Statement of Operations                                               7
Statement of Changes in Net Assets                                    8
Financial Highlights                                                  9
Notes to Financial Statements                                         10
Report of Independent Auditors                                        15
Additional Information                                                16




This report is sent to the stockholders of the Latin America Smaller Companies Fund, Inc. for their information. It is not a prospectus, circular or intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Latin America Smaller Companies Fund, Inc.

From the Portfolio Manager                                         October, 1998

Dear Stockholder:

Performance

         During the period under review the net asset value of a share of the Fund fell by 48.36%. This decline reflects both the continuing influence from Asia on emerging markets around the world and the extent to which the stocks of smaller Latin American companies have continued to underperform their larger counterparts. In such a turbulent environment when markets have been slipping persistently over the course of the twelve months under review the traded volumes of Latin American stocks have continued to fall. This has had an adverse impact on the prices of smaller companies stocks, as stock sales in illiquid markets exaggerate the negative market impact. Partly in mitigation of this we have made active use of the ability of the Fund to invest up to 20% of its assets in the stocks of larger capitalization companies. This strategy has provided the Fund with some protection in such turbulent markets.

Economic review

         The most obvious impact of the Asian crisis in Latin America has been the attachment of a greater premium to emerging country risk. This has meant that interest rates have had to rise across the continent, principally as a means of protecting currencies. At the time of writing domestic interest rates in Brazil remain at punitively high levels of approximately 40%, squeezing life out of the economy and pushing it into what looks as if it might be a severe recession. Estimates for GDP growth in the first half of 1999 suggest that the economy may contract by as much as 5%, but that in the second half there may be some scope for a recovery. It should be borne in mind that there is a historical precedent for Brazil to withstand comparatively short periods of economic contraction, before returning to trend growth. The more worrying aspect of Brazil over the last year has been the deterioration of foreign exchange reserves. These reserves are the primary means of supporting the currency in times of attack from overseas, and have fallen from a high of approximately $70 billion to their current level around $40 billion. The main reason for this is the requirement of the Banco Central do Brasil to sterilize any short-term capital outflows. Longer-term capital will only return to the country if the government can respond to the demands of the IMF and impose much stricter fiscal discipline, to bring down the budget deficit which has ballooned over the course of the last twelve months to 7% of GDP. This will be the main item on which to focus in the coming year.

As in Brazil, so in Argentina and Mexico, the other two large economies in the region, although not to the same extent. The need to push up interest rates in both countries has seen both economies slow down over the course of the year, but from comparatively high bases, and neither should see their economy slip into recession. The one particular area of weakness that has affected both countries, in addition to the influence from Brazil, has been lower commodity prices. The worst impact of this has been the lower oil price in Mexico, which has also impacted on Venezuela to a severe degree, since this accounts for a large proportion of fiscal revenues. The Mexican government has had to revise down rapidly its forecast for GDP growth and fiscal revenues for 1999 because the international price has fallen so sharply. To a lesser degree there has been a subsidiary impact on the economies of Chile and Peru. Both of these had only just begun to work out the worst effects of El Nino, but since both rely to a greater degree than most other countries in the region on export earnings from commodity sales, both suffered accordingly.

Latin America Smaller Companies Fund, Inc.

From the Portfolio Manager (continued)                             October, 1998
Perhaps the strongest economy in the region over the last twelve months has been Argentina, where the benefits of the currency board system have insulated it from the worst of the Brazilian and Asian problems. Only in recent months has the economy started to slow, but even the ongoing threat of further weakness in export demand from Brazil has not yet pushed that economy into recession. This is one of the reasons why the Latin America Smaller Companies Fund has retained a relatively high exposure to this country over the last year.

Underlying all the economic weaknesses of Latin America at the moment, and providing some comfort, is the undoubted willingness of the G7 countries, the IMF and particularly the Federal Reserve, to take action to prevent Latin America following Asia. With three interest rate cuts in quick succession in late 1998, this eases some of the pressure on the region, especially those countries with the highest stock of sovereign debt. Looking to 1999, action by developed countries' central banks will provide further support, but the emphasis will shift to domestic economic management. The ability of economies to weather the storm is now in the hands of local rather than international policy-makers.

Political review

As we stated in the last annual letter to stockholders, the election in Brazil has been the main political event of the last twelve months. This has drawn the attention of investors around the world, in both the emerging and the developed market asset classes. The re-election of President Fernando Henrique Cardoso is seen as one of the most positive developments across the continent, as he and his team are in the unique position of being popular with both the populace and foreign investors alike. His task is now to address the structural economic problems in his country, especially the system of fiscal revenue collection. In this respect the support of the new Congress in 1999 will be crucial and it is here that the greatest threat to Brazil lies. If new legislation to reform the fiscal system cannot be enacted, because of an intransigent Congress, then the country will fall short of its IMF targets. Further pressure on foreign exchange reserves and the currency would accumulate on any signs of frailty, threatening the currently comparatively stable status quo.

Outlook

While the proposal to liquidate has been pending, we have continued to manage the Fund prudently in accordance with its existing guidelines. As of the date this letter is being written, the Liquidation Plan has been approved and we are proceeding with an orderly disposal of the Fund's assets and distribution to stockholders.

Sincerely,

/s/ IAN KING
IAN KING
Portfolio Manager

Latin America Smaller Companies Fund, Inc.

Portfolio Highlights                                   October, 1998 (unaudited)

ASSET DISTRIBUTION (BY COUNTRY) (a pie chart appears here)
Percentages based on total investments
     Peru                          9.0%
     Chile                         8.8
     United States                15.0
     Argentina                    14.5
     Brazil                       26.0
     Mexico                       26.7

ASSET DISTRIBUTION (BY INSTRUMENT) (a pie chart appears here)
Percentages based on total investments
     Commercial Paper             15.0%
     Common Stocks                58.9
     Preferred Stocks             26.1

INDUSTRY BREAKDOWN (a pie chart appears here)
Percentages based on total investments
     Retail                                                            1.1%
     Commercial Paper                                                 15.0
     Telecommunications                                               12.9
     Food and Beverages                                               11.8
     Metal and Mining                                                 11.4
     Other Stocks                                                      6.9
     Transportation                                                    6.8
     Utility                                                           4.8
     Banking/Finance                                                   4.5
     Construction and  Building Materials                              4.3
     Chemicals                                                         4.3
     Automobile and   Accessories                                      3.3
     Capital Goods                                                     3.3
     Pharmaceuticals                                                   2.8
     Household Appliances                                              2.6
     Forest Products                                                   2.2
     Leisure Products                                                  2.0

                                                                   Percentage of
   TOP TEN HOLDINGS                                                  Net Assets
   1       General Electric Capital Corporation                          14.9%
   2       Telefonica de Argentina, ADR                                   6.1
   3       Perdigao, S.A.                                                 5.3
   4       Transportacion Maritima Mexicana, S.A. de C.V., ADR (TMM)      3.9
   5       Tubos de Acero de Mexico S.A., ADR (TAMSA)                     3.9
   6       Corporacion Interamericana de Entretenimiento S.A., Series B   3.7
   7       Vina Concha y Toro, S.A., ADR                                  3.7
   8       Compania Vale do Rio Doce                                      3.3
   9       Ferreyros, S.A.                                                3.3
   10      Laboratorios de Chile, ADR                                     2.9
                                                                       ---------
                                                                         51.0%

Latin America Smaller Companies Fund, Inc.

Portfolio of Investments                                        October 31, 1998

                                                                        Value
     Shares                                                            (Note 1)

COMMON STOCKS -- 58.6%
Argentina -- 14.4%
                 4    Astra Cia Argentina De Petroleo S.A.             $      5
           750,000    Atanor, S.A.                                      510,168
           319,076    Banco Del Suquia, S.A.                            408,552
            15,259    Corporacion Cementaria Argentina (CORCEMAR)        76,320
           932,128    Indupa, S.A.                                      568,786
           181,189    Juan Minetti, S.A.                                516,558
            47,000    Telefonica de Argentina, ADR                    1,553,938
                                                                    ------------
                                                                      3,634,327
                                                                    ------------

Chile -- 8.7%
            50,000    Laboratorios de Chile, ADR                        725,000
           100,000    Maderas y Sinteticas, ADR (MASISA)                550,000
            36,000    Vina Concha y Toro, S.A., ADR                     924,750
                                                                    ------------
                                                                      2,199,750
                                                                    ------------

Mexico -- 26.5%
           459,800    Corporacion Interamericana de Entretenimiento S.A.,
                      Series B+                                         925,696
            61,306    Corporacion Interamericana de Entretenimiento S.A.,
                      Series L                                           90,976
           600,000    Grupo Elektra, S.A. de C.V.                       265,334
         1,965,600    Grupo Emp Privado Mexicano, Series B              719,501
           575,000    Grupo Financiero Banorte S.A. de C.V., Series B+  350,416
            61,000    Grupo Iusacell S.A., ADR, Series L +              419,375
           110,000    Grupo Radio Centro, ADR                           501,875
           200,000    Industrias Campos Hermanos, S.A., Series B +      461,021
           345,000    Sanluis Corporacion, S.A. de C.V.                 494,222
           520,000    Sistema Argos, S.A., Series B                     499,011
           225,000    Transportacion Maritima Mexicana, S.A. de C.V.,
                      ADR (TMM)                                         998,437
           115,000    Tubos de Acero de Mexico S.A., ADR (TAMSA) +      977,500
                                                                    ------------
                                                                      6,703,364
                                                                    ------------

Peru -- 9.0%
           200,000    Banco Wiese, ADR                                  362,500
            42,000    Cementos Lima, S.A.                               493,023
           845,578    Ferreyros, S.A.                                   823,946
           470,712    Minsur, S.A.                                      590,595
                                                                    ------------
                                                                      2,270,064
                                                                    ------------

TOTAL COMMON STOCKS (Cost $24,488,276)                               14,807,505
                                                                    ------------





Latin America Smaller Companies Fund, Inc.

Portfolio of Investments (continued)                            October 31, 1998

                                                                        Value
     Shares                                                            (Note 1)

PREFERRED STOCKS - 25.9%
Brazil - 25.9%

       224,030,001    Bombril Cirio, S.A.                              $646,042
           276,047    Centrais Eletricas de Santa Catarina, S.A.,
                      Series B (CELESC)                                 155,044
        80,000,000    Ceval Alimentos, S.A.                             201,190
     2,100,000,000    Compania de Electricidade do Estado do Rio de
                      Janeiro                                           686,562
            55,000    Compania Vale do Rio Doce                         829,910
        25,000,000    Elektro Elet E Ser NPV                            356,694
           800,000    Marcopolo, S.A.                                   717,579
     1,100,000,000    Perdigao, S.A.                                  1,337,078
     2,000,000,000    Randon Participacoes, S.A. +                      335,317
             8,900    Telebras - ADR Block                              675,844
         8,000,000    Telecomunicacoes de Minas Gerais, Series B
                      (TELEMIG)                                         247,464
         8,000,000    Telemig Celular S.A., Series C                     75,111
         9,000,000    Telerj Celular S.A., Series B                     279,152
                                                                    ------------
TOTAL PREFERRED STOCKS  (Cost $15,790,185)                            6,542,987
                                                                    ------------

Face Value
SHORT-TERM INSTRUMENTS - 14.9%
Commercial Paper - 14.9% - (Cost $3,779,000)
        $3,779,000    General Electric Capital Corporation
                      5.700%, due 11/02/1998                           3,779,000
                                                                    ------------
TOTAL INVESTMENTS (Cost $44,057,461*)                  99.4%          25,129,492
OTHER ASSETS AND LIABILITIES (NET)                      0.6              150,330
                                               -------------        ------------
NET ASSETS                                            100.0%       $  25,279,822
                                               =============        ============
        *       Aggregate cost for Federal tax purposes.
        +       Non-income producing security.
     ADR        American Depositary Receipt.


See Notes to Financial Statements.

Latin America Smaller Companies Fund, Inc.

Statement of Assets and Liabilities                             October 31, 1998

ASSETS:
     Investments, at value (Cost $44,057,461) (Note 1)
       See accompanying schedule                                    $25,129,492
     Receivable for Investments sold                                    139,270
     Cash and foreign currency (Cost $707)                                  856
     Dividends and interest receivable                                   97,097
     Unamortized organization costs (Note 5)                             32,294
     Other Assets                                                        14,025
                                                           ---------------------
     Total Assets                                                    25,413,034
                                                           =====================
LIABILITIES:
     Legal and audit fees payable                                        41,813
     Investment advisory fee payable (Note 2)                            25,374
     Custodian fees payable (Note 2)                                     10,000
     Administration fee payable (Note 2)                                  8,333
     Transfer agent fees payable (Note 2)                                 8,168
     Accrued Directors' fees and expenses payable (Note 2)                6,066
                                                                  --------------
     Accrued expenses and other payables                                 33,458
                                                                  --------------
     Total Liabilities                                                  133,212
                                                           =====================
NET ASSETS                                                          $25,279,822
                                                           =====================
NET ASSETS consist of:
     Distributions in excess of net investment income                 $(13,402)
     Accumulated net realized loss on securities, forward foreign currency contracts and foreign currencies (10,746,044) Net unrealized depreciation of securities, foreign currencies and net other assets(18,929,601) Par value of common stock 4,007 Paid-in capital in excess of par value of common stock 54,964,862
TOTAL NET ASSETS                                                    $25,279,822
                                                           =====================
NET ASSET VALUE:
     Net asset value per share
       ($25,279,822 / 4,007,169 shares of common
     stock outstanding)                                                   $6.31
                                                           =====================

See Notes to Financial Statements.

Latin America Smaller Companies Fund, Inc.

Statement of Operations

   For the Year Ended October 31, 1998

   INVESTMENT INCOME:
     Dividends (net of foreign withholding taxes
     of $26,509)                                                       $945,495
     Interest                                                           151,030
                                                           =====================
   Total Investment Income                                            1,096,525
                                                           =====================
   EXPENSES:
     Investment advisory fee (Note 2)                                  $493,846
     Legal and audit fees                                               120,435
     Administration fee (Note 2)                                        100,000
     Custodian fees (Note 2)                                             74,320
     Transfer agent fees (Note 2)                                        51,529
     Directors' fees and expenses (Note 2)                               47,350
     Stockholder reports expense                                         46,002
     Amortization of organization costs (Note 5)                         31,686
     Other                                                               26,562
                                                                     -----------
   Total Expenses                                                       991,730
                                                           ---------------------
   NET INVESTMENT INCOME                                                104,795
                                                           =====================
   REALIZED AND UNREALIZED LOSS ON INVESTMENTS
     (Notes 1 and 3):
     Net realized loss on:
       Securities                                                   (4,351,592)
       Foreign currencies and net other assets                         (36,821)
                                                           ---------------------
     Net realized loss on investments during the year               (4,388,413)
                                                           ---------------------
     Net change in unrealized appreciation/(depreciation) of:
       Securities                                                  (19,730,030)
       Foreign currencies and net other assets                            4,144
                                                           ---------------------
     Net change in unrealized depreciation of investments
     during the year                                               (19,725,886)
                                                           =====================
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                 (24,114,299)
                                                           =====================
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $(24,009,504)
                                                           =====================

See Notes to Financial Statements.

Latin America Smaller Companies Fund, Inc.

Statement of Changes in Net Assets

                                                       Year            Year
                                                       Ended           Ended
                                                       10/31/98        10/31/97
Net investment income/(loss)                           $104,795        $(40,792)
Net realized loss on securities, forward foreign
   currency contracts, foreign
   currencies and net other assets during the year     (4,388,413)   (2,258,902)
Net change in unrealized appreciation/(depreciation)
   of securities, forward foreign currency
   contracts, foreign currencies and net other assets
   during the year                                    (19,725,886)    5,500,402
                                                       -----------  -----------
Net increase/(decrease) in net assets resulting
from operations                                       (24,009,504)    3,200,708
Distributions to stockholders from net investment
income                                                 (1,264,663)     (599,586)
Distributions in excess of net investment income           --              (287)
                                                       -----------  -----------
Net increase/(decrease) in net assets                 (25,274,167)    2,600,835
                                                       -----------  -----------
NET ASSETS:
Beginning of year                                      50,553,989    47,953,154
                                                       -----------  -----------

End of year (including distributions in
   excess of net investment income
   of ($13,402) and ($316,556), respectively)         $25,279,822   $50,553,989
                                                       ===========  ===========

See Notes to Financial Statements.

Latin America Smaller Companies Fund, Inc.

Financial Highlights

For a Fund share outstanding throughout each period.


                                                            Year            Year           Year          Period
                                                            Ended           Ended          Ended          Ended
                                                          10/31/98        10/31/97       10/31/96       10/31/95*

Net Asset Value, beginning of period                   $    12.62         $   11.97      $ 11.56        $ 13.95
                                                     ------------        -----------   ---------     ----------
Income from investment operations:
   Net investment income/(loss)                              0.03             (0.01)        0.00#          0.21
   Net realized and unrealized
     gain/(loss) on investments                             (6.02)             0.81         0.61          (2.37)
                                                     ------------        -----------   ---------     ----------
Total from investment operations                            (5.99)             0.80         0.61          (2.16)
                                                     ------------        -----------   ---------     ----------
Distributions from net investment income                    (0.32)            (0.15)       (0.20)          --
Distributions in excess of net investment income             --                (0.00)#       --              --
Offering costs reimbursed/(charged)
   to paid-in capital                                       --                --            0.00#         (0.23)
                                                     ------------        -----------   ---------     ----------
Net Asset Value, end of period                         $     6.31         $   12.62      $ 11.97        $ 11.56
                                                     ============        ===========   =========     ==========
Market Value, end of period                            $     5.13         $   10.00      $  9.75        $  9.50
                                                     ============        ===========   =========     ==========
Total return +                                             (47.07)%            3.85%        4.49%        (36.67)%
                                                     ============        ===========   =========     ==========

Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                $25,280            $50,554        $47,953        $46,314
   Ratio of operating expenses
     to average net assets                                   2.51%             2.30%        2.22%          2.43%**
   Ratio of net investment income/(loss)
     to average net assets                                   0.27%            (0.08)%       0.04%          1.68%**
   Portfolio turnover rate                                  49%               39%          22%             7%

     *   The Fund commenced  operations on November 7, 1994. Beginning Net Asset
         Value results from initial offering price of $15.00 per share less commissions and offering expenses of $1.05 per share.
     **  Annualized.
     + Total return represents aggregate total return for the period based on market value at period end. # Amount represents less than $0.01 and $(0.01) per share, respectively.


See Notes to Financial Statements.

Latin America Smaller Companies Fund, Inc.

Notes to Financial Statements

1.   Significant Accounting Policies

     Latin America Smaller Companies Fund, Inc. (the "Fund") was incorporated as a Maryland corporation on June 27, 1994. It is a diversified, closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     Portfolio Valuation: In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded government debt securities are typically traded internationally on the over-the-counter market, and are valued at the mean between the last current bid and asked price at the close of business of that market. In instances where a price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board of Directors may prescribe. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities for which reliable quotations or pricing services are not readily available and all other securities and assets are valued at fair value in good faith by, or under procedures established by, the Fund's Board of Directors.

     Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This agreement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Fund's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized

Latin America Smaller Companies Fund, Inc.

appreciation/(depreciation) of foreign currencies and net other assets. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     Forward Foreign Currency Contracts: The Fund has entered into forward foreign currency contracts for purposes other than trading in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes.

     Dividends and Distributions to Stockholders: The Fund intends to distribute annually to stockholders substantially all of its net investment income and to distribute any realized capital gains at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     For the year ended October 31, 1998, permanent differences resulting from book and tax accounting for forward foreign currency contracts and currency transactions were reclassified from accumulated net realized loss to distributions in excess of net investment income in the amount of $1,463,022.

     Federal Income Taxes: The Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its stockholders. Therefore, no Federal income tax provision is required.

Latin America Smaller Companies Fund, Inc.

     2. Investment Advisory Fee, Administration Fee and Other Related Party Transactions

     American Express Asset Management International Inc. ("AEAMI"), serves as the Fund's investment adviser pursuant to an investment advisory agreement (the "Advisory Agreement"). AEAMI provides investment advisory services to the Fund and is responsible for the management of the Fund's portfolio of investments in accordance with the Fund's investment objectives and policies. Under the Advisory Agreement, AEAMI is entitled to receive a monthly fee at an annual rate of 1.25% of the value of the Fund's average weekly net assets.

     First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's U.S. Administrator (the "U.S. Administrator") pursuant to an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the U.S. Administrator is entitled to receive a monthly fee at an annual rate of 0.10% of the value of the Fund's average daily net assets, subject to minimum annual fee of $100,000. Investors Services Group also acts as the Fund's transfer agent, dividend paying agent and registrar.

     The Fund is required under the laws of Brazil, Chile and Colombia to appoint a local administrator in connection with the Fund's investments in each such country. Banco Geral, Boston Inversiones Servicios, and Fiducomerico act as local administrators for the Fund in Brazil, Chile and Colombia, respectively, pursuant to arrangements established by Boston Safe Deposit and Trust Company ("Boston Safe"), the Fund's custodian.

     Boston  Safe,   an  indirect   wholly-owned   subsidiary   of  Mellon  Bank
Corporation, serves as the Fund's custodian and may employ sub-custodians outside of the United States.

     The Toyo Trust and Banking Company, Limited 4-3, Marunouchi 1-chome, Chiyoda-ku, Tokyo, Japan, serves as the Fund's dividend paying agent and stockholder servicing agent for the Fund's common stock that is beneficially owned by investors in Japan.

     No officer, director, or employee of AEAMI, Investors Services Group or any parent or subsidiary of those corporations receives any compensation from the Fund for serving as a director or officer of the Fund. The Fund pays each director who is not a director, an officer or employee of AEAMI, Investors Services Group or any of their affiliates $7,000 per annum plus $1,000 for each Regular or Special Board Meeting attended in person or by telephone, plus related travel and out-of-pocket expenses.

3.   Purchases and Sales of Securities

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 1998, aggregated $18,135,402 and $20,828,964 respectively.

     At October 31, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $601,098 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $19,738,630.

Latin America Smaller Companies Fund, Inc.

4.   Shares of Capital Stock

     The authorized capital stock of the Fund is 100,000,000 shares of Common Stock ($0.001 par value). For the year ended October 31, 1998, there were no share transactions. Transactions in shares outstanding for the Fund were as follows:
                                                    Shares                Amount
October 26, 1994*                                     7,169             $100,008
Initial issuance of shares in public offering**   4,000,000           55,799,992
                                              -------------       --------------
Total increase***                                 4,007,169        $  55,900,000
                                              =============       ==============
`
   * On October 26, 1994, the Fund sold a total of 7,169 shares to Lehman Brothers Inc. and proceeds to the Fund amounted to $100,008.
   **    The Fund commenced operations on November 7, 1994.
   *** Offering costs of $936,491 were charged to paid-in capital in connection with the offering of the Fund's shares during the period ended October 31, 1995. Underwriting discounts and commissions paid directly to Lehman Brothers Inc. and other underwriters amounted to $4,200,000. For the year ended October 31, 1996, the Fund was reimbursed $12,575 of the original offering costs of $936,491.

5.   Organization Costs

     The Fund bears all costs in connection with its organization and offering, including fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line method over a period of five years from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6.   Antidiscount Measures

     The Fund's prospectus provides that if, at any time after the second year following the initial offering of the Fund's shares of Common Stock, shares of the Fund's Common Stock publicly trade for a substantial period of time at a significant discount from the Fund's then current net asset value per share, the Fund's Board of Directors will consider various actions designed to reduce the discount. These actions may include periodic repurchases of shares, tender offers to purchase shares from all stockholders at net asset value or recommending to stockholders conversion to an open-end investment company. No assurance can be given that the Fund's Board of Directors will convert to an open-end investment company or that repurchases or tender offers will be made or that if made, they will reduce or eliminate market discount.

Latin America Smaller Companies Fund, Inc.

     At each quarterly Board meeting beginning in November 1996, the Board has discussed the fact that the Fund's common stock has traded at a discount to net asset value. While noting that the Fund's discount is in the range experienced by similar closed-end funds, the Board has considered various alternatives in an effort to reduce or eliminate the discount. At two Special Board Meetings held in September 1998, the Board considered a number of approaches to reduce or eliminate the discount, and after discussing all relevant factors concluded that the continued operation of the Fund was not in the best interests of the Fund and its stockholders. Accordingly, the Board subsequently adopted resolutions approving a plan of complete liquidation and dissolution of the Fund (The "Liquidation Plan"). The Liquidation Plan was approved by the stockholders of the Fund on December 15, 1998. (See Results of Special Stockholder Meeting on page 17.)

7.   Non-U.S. Securities

     At October 31, 1998, 84.5% of the Fund's net assets were invested in Latin American securities. There are significant differences between Latin American and U.S. securities markets, including, among others, greater price volatility, less liquidity, smaller market capitalization and less government supervision and regulation in the Latin American securities markets. Consequently, acquisitions and dispositions by the Fund of securities in these markets may be inhibited.

8.   Capital Loss Carryforward

     At October 31, 1998, the Fund had available for Federal tax purposes unused capital losses of $719,350 expiring on October 31, 2003, $1,486,195 expiring on October 31, 2004 , $2,664,807 expiring on October 31, 2005, and $5,875,692 expiring on October 31, 2006, respectively, which can be used to offset future net capital gains.

Latin America Smaller Companies Fund, Inc.

Independent Auditor's Letter

Report of Ernst & Young LLP, Independent Auditors
To the Board of Directors and Stockholders of Latin America Smaller Companies Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of Latin America Smaller Companies Fund, Inc., including the schedule of portfolio investments as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 7, 1994 (commencement of operations) to October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Latin America Smaller Companies Fund, Inc., at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 7, 1994 (commencement of operations) to October 31, 1995, in conformity with generally accepted accounting principles.

                                                  /s/ ERNST & YOUNG LLP

Boston, Massachusetts
December 15, 1998

Latin America Smaller Companies Fund, Inc.

Additional Information

Dividend Reinvestment Plan

     The Fund intends to distribute annually to stockholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment Plan (the "Plan"), stockholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by First Data Investor Services Group, Inc., (the "Plan Agent") in Fund shares pursuant to the Plan unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders by First Data Investors Services Group, Inc., as dividend paying agent. In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

     The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants at net asset value, provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, for the participant's accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

     The receipt of dividends and distributions under the Plan will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least thirty days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least thirty days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 1376, Boston, Massachusetts 02104.

Results of Stockholder Meeting

     The Special Stockholder Meeting held December 15, 1998 resulted in approval of a plan of complete liquidation and dissolution of the Fund (the "Liquidation Plan"). A total of 2,624,069 votes were cast in favor of the proposal to approve the Liquidation Plan, 21,610 were cast against the Liquidation Plan, and 6,500 votes abstained.

Latin America Smaller Companies Fund, Inc.

One Exchange Place
Boston, MA 02109

Directors and Officers

Peter L. Lamaison
Chairman of the Board

Philip H. Didriksen, Jr.
Director

Rodman L. Drake
Director

Kathleen C. McClave
Director

Peer Pedersen
Director

Ian King
Vice President
and Investment Officer

Coleen Downs Dinneen, Esq.
Secretary

Michael Kardok
Treasurer

Fund Counsel

Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, New York 10022

Investment Adviser

American Express Asset Management International Inc.
11th Floor Dashwood House
69 Old Broad Street
London EC2M 1Qs
United Kingdom

Investor Relations
1-800-310-8239
(Recorded Market Commentary)
1-612-671-2334
(To request additional information)

Administrator and
Transfer Agent

First Data Investor Services Group, Inc.
One Exchange Place
Boston, MA 02109-2873

Shareholder Service Number
1-800-331-1710

Independent Auditors

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Custodian

Boston Safe Deposit & Trust Company
One Boston Place
Boston, MA 02108